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                           Exhibit 99.1



                     Certification Pursuant to
                      18 U.S.C. Section 1350,
                      As Adopted Pursuant to
          Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report of Kaman Corporation
(the "Corporation") on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul R.
Kuhn, Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1)  The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.




By: /s/ Paul R. Kuhn
---------------------
Paul R. Kuhn
Chairman, President and
Chief Executive Officer
March 26, 2003











A signed original of this written statement required by Section
906 has been provided to Kaman Corporation and will be retained by Kaman Corporation and furnished to the Securities and Exchange
Commission or its staff upon request.




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